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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-65204) of the Onyx Acceptance Corporation of our report dated June 23, 2005, relating to the December 31, 2004 financial statements and supplemental schedule of assets held for investment purposes of the Onyx Acceptance Corporation 401(k) Savings Plan, which appears in this Form 11-K.




                                        HASKELL & WHITE LLP
Irvine, California
June 28, 2005